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                                                                   EXHIBIT 10.50


                    WATER PURCHASE AGREEMENT #3 (REVISION#1)

This Agreement is made this 10th day of January 1995 by and between:

CAYMAN WATER COMPANY LIMITED,         a Cayman Islands company having
                                      its principle office at Trafalgar Place, West Bay Road, Grand Cayman,
                                      British West Indies (herein "the
                                      CUSTOMER"), and

OCEAN CONVERSION (CAYMAN) LIMITED,    a Cayman Islands company having
                                      its principle office at Governor's
                                      Sound Building, West Bay Road,
                                      Grand Cayman, British West Indies
                                      (herein "OCL").
Whereas:

1. By an agreement dated 23rd May 1989 (herein " the Original Agreement"), between the CUSTOMER and Reliable Water Company, Inc. (herein "RELIABLE"), RELIABLE agreed to construct, supply, and operate a Reverse Osmosis Water Desalination Plant to produce potable water for the CUSTOMER for the term ending 31sdt December 1994, at which time the Plant would be handed over to the CUSTOMER against payment of the balance of the purchase price by the CUSTOMER.

2. By an Assignment Agreement dated 6th September 1989, as amended, RELIABLE assigned the benefits and OCL assumed the obligations of RELIABLE under the Original Agreement.

3. By an agreement dated 27th October 1992 (herein "the Water Purchase Agreement"), between the CUSTOMER and OCL, the Original Agreement was cancelled and replaced by the Water Purchase Agreement, which, inter-alia, extended the term of the water supply until 31st December 1999, and expanded the capacity of the Plant to 850,000 US gallons per day.

4. By an agreement dated 14th October 1993 (herein "the Water Purchase Agreement #2"), between the CUSTOMER and OCL, the Water Purchase Agreement was cancelled and replaced by the Water Purchase Agreement #2, which, inter-alia, expanded the capacity of the Plant to 975,000 US gallons per day.

5. By a notice, dated 22nd June 1994, made under the Water Purchase Agreement #2 from the CUSTOMER to OCL, OCL was required to expand the capacity of the Plant to 1,100,000 US gallons per day by 21st October 1994.

6. By an agreement dated 21st October 1994 (herein "the Water Purchase Agreement #3"), between the CUSTOMER and OCL, the Water Purchase Agreement was cancelled and replaced by the Water Purchase Agreement #3, which, inter-alia, resulted in a term expiring on 31st December, 2004.

7. The parties to the Water Purchase Agreement# 3, wish to correct an error in the Water Purchase Agreement #3, which related to the Cayman Islands Government Consumer Price Index, and Clause 7.10 of the Water Purchase Agreement #3 (herein "the Agreement") requires that a formal agreement be entered into to modify the Agreement.



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The parties agree that:

1.       AMENDMENT OF AGREEMENT

         The CUSTOMER and OCL agree that the figures "150.2", which appears in 3 places in Clause 5.1.2.1. of the Agreement by replaced in all 3 placed with the figures "150.5", and that such change be effective as of the 21st day of October 1994.

2.       EGL GUARANTEE

         Clause 5.4 of the Guarantee provided by Edmund Gibbons Ltd. (herein "EGL") in accordance with Clause 7.1.2. of the Agreement requires that any variation of the Agreement be approved in writing by EGL, otherwise the Guarantee will cease and be of no further effect.

         Accordingly, EGL has signed below, indicating its approval of the change to the Agreement contained herein.

IN WITNESS whereof this Agreement has been executed the day and year first herein before written.

Signed for an on behalf of              CAYMAN WATER COMPANY LTD.
Cayman Water Company Ltd.
In the presence of:                     Per /s/ JEFFREY M. PARKER
                                           -----------------------------------
                                                 Jeffrey M. Parker
                                                 Chairman of the Board

 /s/ GREGORY S. MCTAGGART
- -------------------------------
         Witness

Signed for an on behalf of              OCEAN CONVERSION (CAYMAN) LTD.
Ocean Conversion (Cayman) Ltd.
In the presence of:                     Per /s/ WILLIAM T. ANDREWS
                                           ----------------------------------
                                                 William T. Andrews
                                                 Managing Director

 /s/ KEN CROWLEY
- -------------------------------
         Witness

By its execution below on the day and year first herein before written, Edmund Gibbons Ltd. Hereby approves the changes to the Water Purchase Agreement #3 contained herein and that such changes will have no effect upon the Guarantee provided in connection with such Agreement.

SIGNED for and on behalf of         )   EDMUND GIBBONS LTD.
EDMUND GIBBONS LTD. By              )
E. Graham Gibbons, Director, and    )
W. Thomas Gibbons, Secretary,       )   Per: /s/ E. GRAHAM GIBBONS
                                    )        ----------------------------------
In the presence of:-                )            Director
                                    )
                                    )    Per: /s/ W. THOMAS GIBBONS___
                                    )         ---------------------------------
 /s/ ILLEGIBLE                      )            Secretary
- ---------------------------------
         Witness


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